UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2024

SPX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6948	88-3567996
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 14, 2024, following the adjournment of the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of SPX Technologies, Inc. (the “Company”) at which the Company’s stockholders approved the amendments to the Company’s Amended and Restated Certificate of Incorporation as specified in Item 5.07 of this report (collectively, the “Charter Amendments”), the Company filed with the Delaware Secretary of State a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Charter Amendments. Upon such filing, the Charter Amendments became effective. The Charter Amendments are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 4, 2024 (the “2024 Proxy Statement”).

Following the effectiveness of the Charter Amendments, on May 14, 2024, the Company’s Board of Directors approved an amendment and restatement of the Company’s amended and restated by-laws, which effected amendments to provisions of the by-laws otherwise inconsistent with the provisions of the Charter Amendments to conform to the provisions of the Charter Amendments and corrections to internal section references. The foregoing description of the amendments to the amended and restated by-laws is qualified in its entirety by reference to the full text of the amended and restated by-laws which is filed as Exhibit 3.3 to this report and is incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on May 14, 2024. At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the 2024 Proxy Statement. The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, there were 46,251,821 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote on each matter presented at the Annual Meeting. At the Annual Meeting, 44,608,426 shares of common stock, or approximately 96.45% of the outstanding shares of Common Stock entitled to vote, were represented in person or by proxy.

Proposal 1: Election of directors.

Director Nominee	Term Expiring	For	Against	Abstain	Broker Non-Votes
Ruth G. Shaw	2027	40,384,225	2,849,670	24,690	1,349,841
Robert B. Toth	2027	43,071,190	152,040	35,355	1,349,841
Angel Shelton Willis	2027	43,064,268	121,715	72,602	1,349,841

Each of the above-listed nominees was elected as a director for a term expiring at the Company's annual meeting of stockholders to be held in 2027.

Proposal 2: Approval of named executive officers’ compensation as disclosed in the 2024 Proxy Statement, on a non-binding advisory basis (“Say-on-Pay”).

For	Against	Abstain	Broker Non-Votes
42,030,376	1,160,756	67,453	1,349,841

A majority of votes cast in the advisory vote were for approval of the compensation of the Company’s named executive officers and, accordingly, the Company’s stockholders approved the Company’s named executive officers’ compensation as disclosed in the 2024 Proxy Statement, on a non-binding advisory basis.

Proposal 3: Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of the Board of Directors.

For	Against	Abstain	Broker Non-Votes
43,185,959	42,837	29,789	1,349,841

Votes representing at least 80% of the voting power of all shares of Common Stock outstanding on the record date for the Annual Meeting and entitled to vote generally in the election of directors were cast in favor of approval of this amendment to the Company’s Amended and Restated Certificate of Incorporation and accordingly such amendment was approved by the stockholders.

Proposal 4: Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by recent amendments to Delaware law.

For	Against	Abstain	Broker Non-Votes
38,120,572	5,087,544	50,469	1,349,841

Votes representing a majority of the voting power of all shares of Common Stock outstanding on the record date for the Annual Meeting and entitled to vote generally in the election of directors were cast in favor of approval of this amendment to the Company’s Amended and Restated Certificate of Incorporation and accordingly such amendment was approved by the stockholders.

Proposal 5: Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to add a Delaware forum selection provision for certain legal actions.

For	Against	Abstain	Broker Non-Votes
39,276,569	3,917,981	64,035	1,349,841

Votes representing a majority of the voting power of all shares of Common Stock outstanding on the record date for the Annual Meeting and entitled to vote generally in the election of directors were cast in favor of approval of this amendment to the Company’s Amended and Restated Certificate of Incorporation and accordingly such amendment was approved by the stockholders.

Proposal 6: Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to add a federal forum selection provision for claims under the Securities Act of 1933, as amended.

For	Against	Abstain	Broker Non-Votes
37,571,169	5,622,864	64,552	1,349,841

Votes representing a majority of the voting power of all shares of Common Stock outstanding on the record date for the Annual Meeting and entitled to vote generally in the election of directors were cast in favor of approval of this amendment to the Company’s Amended and Restated Certificate of Incorporation and accordingly such amendment was approved by the stockholders.

Proposal 7: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.

For	Against	Abstain
43,851,590	712,735	44,101

As a result, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was ratified.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of SPX Technologies, Inc. dated May 14, 2024
3.2	By-laws of SPX Technologies, Inc., Amended and Restated on May 14, 2024
3.3	By-laws of SPX Technologies, Inc., Amended and Restated on May 14, 2024 (marked to show changes against the last filed version)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: May 14, 2024	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary

5